Exhibit 21.1

Subsidiaries of Atlantic Power Corporation

(as of March 3, 2016)

Subsidiary	State of Organization
Atlantic Power Holdings, Inc..........................................................................................................	Delaware
Atlantic Power Generation, Inc........................................................................................................	Delaware
Atlantic Power Transmission, Inc....................................................................................................	Delaware
Atlantic Power Services, LLC.........................................................................................................	Delaware
Atlantic Piedmont Holdings, LLC.....................................................................................................	Delaware
Atlantic Power (US) GP Holdings, Inc..............................................................................................	Delaware
AP USGP Holdings, LLC...............................................................................................................	Delaware
Piedmont Green Power, LLC.........................................................................................................	Delaware
Atlantic Cadillac Holdings, LLC.......................................................................................................	Delaware
Cadillac Renewable Energy, LLC...................................................................................................	Delaware
Atlantic Power GP Inc....................................................................................................................	British Columbia
Orlando Power Generation I, LLC...................................................................................................	Delaware
Orlando Power Generation II, LLC.................................................................................................	Delaware
Orlando Cogen Limited, LP...........................................................................................................	Delaware
Baker Lake Hydro, LLC.................................................................................................................	Delaware
Olympia Hydro, LLC.......................................................................................................................	Delaware
Concrete Hydro Partners, LP.........................................................................................................	Minnesota
Koma Kulshan Associates, LP.......................................................................................................	California
Harbor Capital Holdings, LLC.........................................................................................................	Delaware
Epsilon Power Partners, LLC.........................................................................................................	Delaware
Chambers Cogeneration LP...........................................................................................................	Delaware
Atlantic Ridgeline Holdings, LLC....................................................................................................	Delaware
Delta Person LLC...........................................................................................................................	Delaware
Epsilon Power Funding, LLC..........................................................................................................	Delaware
Teton East Coast Generation, LLC................................................................................................	Delaware
Teton Selkirk, LLC.........................................................................................................................	Delaware
Selkirk Cogen Partners LP.............................................................................................................	Delaware
Selkirk Cogen Funding Corporation...............................................................................................	Delaware
Atlantic Power Services Canada GP Inc..........................................................................................	British Columbia
Atlantic Power Services Canada LP...............................................................................................	Ontario
Atlantic Power Limited Partnership (f/k/a Capital Power Income L.P.)...............................................	Ontario
Atlantic Power GP Inc. (f/k/a CPI Income Services Ltd.)...................................................................	British Columbia
Atlantic Power Preferred Equity Ltd. (f/k/a CPI Preferred Equity Ltd.)...............................................	Alberta
Atlantic Power Energy Services (Canada) Inc. (f/k/a CP Energy Services (Canada) Inc.)...................	British Columbia
Atlantic Power (US) GP (f/k/a CP Power (US) GP)...........................................................................	Delaware
Atlantic Power (Coastal Rivers) Corporation (f/k/a Coastal Rivers Power Corporation).....................	British Columbia
Atlantic Power (Williams Lake) Ltd. (f/k/a CPI Power (Williams Lake) Ltd.).......................................	British Columbia
Atlantic Power FPLP Holdings LLC (f/k/a CPI FPLP Holdings LLC)...................................................	Delaware
Frederickson Power Management Inc............................................................................................	Washington
Atlantic Power GP II Inc..................................................................................................................	British Columbia
APLP Holdings Limited Partnership...............................................................................................	Ontario
Frederickson Power LP.................................................................................................................	Washington
APDC, Inc. (f/k/a CPIDC, Inc.).........................................................................................................	Washington

Subsidiary	State of Organization
AP Power Holdings Inc. (f/k/a CPI Power Holdings Inc.)...................................................................	Delaware
Atlantic Power USA LLC (f/k/a CPI Power USA LLC).......................................................................	Delaware
Atlantic Power USA Holdings LLC (f/k/a CPI Power Holdings USA LLC)...........................................	Delaware
Atlantic Power Enterprises LLC (f/k/a CPI Power Enterprises LLC)...................................................	Delaware
Manchief Inc..................................................................................................................................	Delaware
Manchief Holding LLC...................................................................................................................	Delaware
Manchief Power Company LLC.......................................................................................................	Delaware
Curtis Palmer LLC.........................................................................................................................	Delaware
AP (Curtis Palmer) LLC.................................................................................................................	Delaware
Curtis/Palmer Hydroelectric Company L.P......................................................................................	New York
Atlantic Power Energy Services (US) LLC (f/k/a CPI Energy Services (US) LLC)...............................	Delaware
Morris Cogeneration, LLC...............................................................................................................	Delaware
Atlantic Power USA Ventures, LLC (f/k/a CPI USA Ventures LLC)...................................................	Delaware
EF Oxnard LLC.............................................................................................................................	California
EF Kenilworth LLC.........................................................................................................................	California
Applied Energy LLC.......................................................................................................................	California
Ridgeline Energy Holdings Inc........................................................................................................	Delaware
Ridgeline Energy LLC...................................................................................................................	Delaware
Ridgeline Energy Solar LLC...........................................................................................................	Delaware